Exhibit 99.1
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
BMW Vehicle Lease Trust 2000-A
Collection Period Ending: 04/30/02
Distribution Date: 05/28/02
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Balances
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
                                                                                    Initial         Period End
    Securitization Value                                                     $1,547,538,089       $790,154,292
    Reserve Account                                                             $81,245,750       $104,458,821
    Class A-1 Notes                                                            $180,000,000                 $0
    Class A-2 Notes                                                            $600,000,000        $22,616,203
    Class A-3 Notes                                                            $300,000,000       $300,000,000
    Class A-4 Notes                                                            $389,660,000       $389,660,000
    Subordinated Note                                                           $30,951,089        $30,951,089
    Class B Certificates                                                        $46,927,000        $46,927,000

Current Collection Period
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    Beginning Securitization Value                                             $822,058,312
        Principal Reduction Amount                                              $31,904,020
    Ending Securitization Value                                                $790,154,292

    Calculation of Required 2000-A SUBI Collection Account Amount
        Collections
           Receipts of Monthly Payments                                         $17,847,550
           Sale Proceeds                                                         $6,950,481
           Termination Proceeds                                                 $15,711,242
           Recovery Proceeds                                                       $914,226
        Total Collections                                                       $41,423,498

        Servicer Advances                                                        $7,465,014
        Reimbursement of Previous Servicer Advances                             ($8,202,005)

    Required 2000-A SUBI Collection Account Amount                              $40,686,507

Servicer Advance Amounts
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    Beginning Period Unreimbursed Previous Servicer Advance                     $16,537,275
    Current Period Monthly Payment Advance                                       $1,013,547
    Current Period Sales Proceeds Advance                                        $6,451,467
    Current Reimbursement of Previous Servicer Advance                          ($8,202,005)
    Ending Period Unreimbursed Previous Servicer Advances                       $15,800,284

Collection Account
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    Deposits to 2000-A SUBI Collection Account                                  $40,686,507
    Withdrawals from 2000-A SUBI Collection Account
        Servicing Fees                                                             $685,049
        Note Distribution Account Deposit                                        $4,127,993
        Reserve Fund Deposit - Subordinated Noteholder Interest                    $180,548
        Certificate Distribution Account Deposit                                   $273,741
        Monthly Principal Distributable Amount                                  $31,904,020
        Reserve Fund Deposit - Excess Collections                                $3,515,157
        Payments to Transferor                                                           $0
    Total Distributions from 2000-A SUBI Collection Account                     $40,686,507

Note Distribution Account
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    Amount Deposited from the Collection Account                                $36,032,013
    Amount Deposited from the Reserve Account                                            $0
    Amount Paid to Noteholders                                                  $36,032,013

Certificate Distribution Account
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    Amount Deposited from the Collection Account                                   $273,741
    Amount Deposited from the Reserve Account                                            $0
    Amount Paid to Certificateholders                                              $273,741

                                                                     Page 1 of 2

BMW Vehicle Lease Trust 2000-A
Collection Period Ending: 04/30/02
Distribution Date: 05/28/02
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Distributions
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    Monthly Principal Distributable Amount                            Current Payment     Ending Balance  Per $1,000     Factor
    Class A-1 Notes                                                                $0                 $0       $0.00      0.00%
    Class A-2 Notes                                                       $31,904,020        $22,616,203      $53.17      3.77%
    Class A-3 Notes                                                                $0       $300,000,000       $0.00    100.00%
    Class A-4 Notes                                                                $0       $389,660,000       $0.00    100.00%
    Subordinated Note                                                              $0        $30,951,089       $0.00    100.00%
    Class B Certificates                                                           $0        $46,927,000       $0.00    100.00%

    Interest Distributable Amount                                     Current Payment         Per $1,000
    Class A-1 Notes                                                                $0              $0.00
    Class A-2 Notes                                                          $302,133              $0.50
    Class A-3 Notes                                                        $1,660,000              $5.53
    Class A-4 Notes                                                        $2,165,860              $5.56
    Subordinated Note                                                        $180,548              $5.83
    Class B Certificates                                                     $273,741              $5.83

Carryover Shortfalls
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                                                               Prior Period Carryover    Current Payment  Per $1,000
    Class A-1 Interest Carryover Shortfall                                         $0                 $0          $0
    Class A-2 Interest Carryover Shortfall                                         $0                 $0          $0
    Class A-3 Interest Carryover Shortfall                                         $0                 $0          $0
    Class A-4 Interest Carryover Shortfall                                         $0                 $0          $0
    Subordinated Note Interest Carryover Shortfall                                 $0                 $0          $0
    Certificate Interest Carryover Shortfall                                       $0                 $0          $0

Reserve Account
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    Beginning Period Required Amount                                     $104,458,821
    Beginning Period Amount                                              $104,458,821
    Net Investment Earnings                                                  $151,917
    Current Period Deposit                                                 $3,695,705
    Reserve Fund Draw Amount                                                       $0
    Release of Excess Funds                                                $3,847,622
    Ending Period Required Amount                                        $104,458,821
    Ending Period Amount                                                 $104,458,821

Residual Value Losses
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                                                                       Current Period         Cumulative
    Net Sale Proceeds                                                     $18,017,630       $367,480,164
    Residual Values                                                       $18,505,280       $384,581,773
    Residual Value Losses                                                    $487,650        $17,101,609

Receivables Data
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    Beginning of Period Lease Balance                                    $904,436,409
    End of Period Lease Balance                                          $870,031,735

    Delinquencies Aging Profile - End of Period Lease Balance           Dollar Amount         Percentage
        Current                                                          $810,221,382             93.13%
        1-29 days                                                         $50,708,142              5.83%
        30-59 days                                                         $7,063,156              0.81%
        60-89 days                                                         $1,523,732              0.18%
        90-119 days                                                          $246,672              0.03%
        120+ days                                                            $268,652              0.03%
        Total                                                            $870,031,735            100.00%
        Delinquent Receivables +30 days past due                           $9,102,211              1.05%

    Credit Losses                                                      Current Period         Cumulative
        Liquidated Lease Balance                                             $474,719        $10,992,403
        Liquidation Proceeds                                                 $317,546         $7,854,597
        Recovery Proceeds                                                     $99,592           $216,595
        Net Credit Losses                                                     $57,581         $2,921,210

   Note: Liquidation Proceeds includes proceeds received from repossessed vehicles otherwise included in "Sale Proceeds" or "Termination Proceeds." Recovery Proceeds includes the portion of "Recovery Proceeds" related to specified leases which have been charged-off.

                                                                     Page 2 of 2